UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2009
Avatar Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-07395	23-1739078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Alhambra Circle, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)
(305) 442-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 23, 2009, Avatar Holdings Inc., a Delaware corporation (the “Company”), Avatar Properties Inc. (“API”), a Florida corporation, and Frenchman’s Yacht Club Developers, LLC, a Florida limited liability company (“Frenchman’s” and, together with API, the “Subsidiaries”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”). Subject to the terms and conditions of the Underwriting Agreement, the Company agreed to sell to the Underwriter 2,250,000 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). The shares of Common Stock were offered to the public at a price of $18.00 per share. The shares of Common Stock were offered to the Underwriter at a price of $17.10 per share. Net proceeds to the Company before expenses were $38,475,000. In addition, the Underwriter has been granted an over-allotment option to purchase an additional 337,500 shares of Common Stock. The closing with respect to the sale of the shares of Common Stock occurred on September 28, 2009. The Company intends to use the proceeds from the sale for general corporate purposes, including, without limitation, potential new acquisitions of real estate and real estate-related assets.
     The shares of Common Stock are being issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-161498) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Underwriting Agreement contains customary representations, warranties, conditions to closing and covenants of the parties. Pursuant to the Underwriting Agreement, the Company and the Subsidiaries have agreed to indemnify the Underwriter against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the Underwriter may be required to make in respect of those liabilities.
     The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 23, 2009, between Avatar Holdings Inc., Avatar Properties Inc., Frenchman’s Yacht Club Developers, LLC and Barclays Capital Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.
Date: September 28, 2009	By:	/s/ Juanita Kerrigan
		Name:	Juanita Kerrigan
		Title:	Vice President and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 23, 2009, between Avatar Holdings Inc., Avatar Properties Inc., Frenchman’s Yacht Club Developers, LLC and Barclays Capital Inc.

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